CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION
                         906 OF THE SARBANES-OXLEY ACT

I, James D. Dondero, Chief Executive Officer of Highland Floating Rate Advantage Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  October 31, 2007            /S/ JAMES D. DONDERO
     ----------------------       ----------------------------------------------
                                  James D. Dondero, Chief Executive Officer
                                  (principal executive officer)

I, M. Jason Blackburn, Chief Financial Officer of Highland Floating Rate Advantage Fund (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant  (the "Report")  fully complies
                with  the   requirements  of  Section  13(a)  or  15(d)  of  the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:   October 31, 2007          /S/ M. JASON BLACKBURN
     ----------------------      ----------------------------------------------
                                  M. Jason Blackburn, Chief Financial Officer
                                 (principal financial officer)